WINTERGREEN FUND, INC.


                       STATEMENT OF ADDITIONAL INFORMATION


                                October 14, 2005

                        As Supplemented January 12, 2006




This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 14, 2005, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

For a free copy of the current prospectus or annual report, contact your investment representative, access the Fund online at www.wintergreenfund.com or call (888) GOTOGREEN.

CONTENTS

Fund History ..................................................................3
Investment Objective, Strategies and Risks.....................................3
Officers and Directors........................................................25
Code of Ethics and Proxy Voting Policies and Procedures.......................28
Investment Advisory and Other Services........................................31
Portfolio Transactions........................................................38
Taxation of the Fund..........................................................39
Organization, Voting Rights and Principal Holders.............................41
Buying and Selling Shares.....................................................41
Pricing of Shares.............................................................44

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                                  FUND HISTORY
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The name of the fund is Wintergreen Fund, Inc. (the "Fund"). The Fund, an open-end, diversified management investment company, commonly called a mutual fund, was organized as a corporation in Maryland on May 5, 2005 and registered with the Securities and Exchange Commission (SEC).

The Fund currently offers one class of shares of common stock. The Fund may offer additional classes of shares in the future.

Each share represents a proportionate interest in the Fund's assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights. For elections of members of the Fund's Board of Directors (the "Board") , this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings and is not required to do so. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting may also be called by the Board and certain officers in their discretion.

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                   INVESTMENT OBJECTIVE, STRATEGIES AND RISKS
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Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment objective is capital appreciation.

The Fund may not:

1. Purchase or sell commodities, commodity contracts (except in conformity with regulations of the Commodities Futures Trading Commission such that the Fund would not be considered a commodity pool), or oil and gas interests or real estate. Securities or other instruments backed by commodities are not considered commodities or commodity contracts for purposes of this restriction. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction. First mortgage loans and other direct obligations secured by real estate are not considered real estate for purposes of this restriction.

2. Make loans, except to the extent the purchase of debt obligations of any type are considered loans and except that the Fund may lend portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the SEC and the securities exchanges on which such securities are traded.

3. Issue securities senior to its stock or borrow money or utilize leverage in excess of the maximum permitted by the Investment Company Act of 1940, as amended (1940 Act), which is currently 33 1/3% of total assets (including 5% for emergency or other short-term purposes).

4. Invest more than 25% of the value of its assets in a particular industry (except that U.S. government securities are not considered an industry).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Except as may be described in the prospectus, purchase securities on margin.

The term prospectus as referenced in restriction 6 includes this SAI.


INVESTMENTS TECHNIQUES, STRATEGIES AND THEIR RISKS

Certain words or phrases used in the prospectus or this SAI may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's level of investment. They are broadly identified with, but not limited to, the following percentages of fund total assets:

      "small portion"          less than 10%
      "portion"                    10% to 25%
      "significant"               25% to 50%
      "substantial"              50% to 66%
      "primary"                  66% to 80%
      "predominant"           80% or more

The percentages above are not intended to be precise, nor are they limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The value of your shares in the Fund will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decrease. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

The Fund may invest in equity securities, including securities convertible, exchangeable for, or expected to be exchanged into common stock (including convertible preferred and convertible debt securities). There are no limitations on the percentage of the Fund's assets that may be invested in equity securities, debt securities, or convertible securities. The Fund reserves freedom of action to invest in these securities in such proportions as the Fund's investment manager, Wintergreen Advisers, LLC, (the "Investment Manager," or alternatively, "Wintergreen Advisers") deems advisable. In addition, the Fund also may invest in restricted debt and equity securities, in foreign securities, and in other investment company securities.

The general investment policy of the Fund is to invest in securities if, in the opinion of the Investment Manager, they are available at prices less than their intrinsic value, as determined by the Investment Manager after careful analysis and research, taking into account, among other factors, the relationship of book value to market value of the securities, cash flow potential, long-term earnings, and multiples of earnings. The relationship of a security's "book value to market value" is an analysis of the difference between the price at which a security is trading in the market, as compared to the value of that security based upon an analysis of certain information contained in a company's financial statements. Cash flow analysis considers the inflow and outflow of money into and out of a company. The Investment Manager examines each security separately and does not apply these factors according to any predetermined formula. The Investment Manager has not established guidelines as to the size of an issuer, its earnings or the industry in which it operates in order for a security to be excluded as unsuitable for purchase by the Fund.

Although the Fund may invest in securities of companies of any size, the Fund generally invests substantially in larger and medium size companies with market capitalizations in excess of $1.5 billion

The Fund may invest in any industry although it will not concentrate its investments in any one industry.

The Fund may invest in securities that are traded on U.S. or foreign securities exchanges, the National Association of Securities Dealers Automated Quotation System (Nasdaq) national market system or in any domestic or foreign over-the-counter (OTC) market. U.S. or foreign securities exchanges typically represent the primary trading market for U.S. and foreign securities. A securities exchange brings together buyers and sellers of the same securities. The Nasdaq national market system also brings together buyers and sellers of the same securities through an electronic medium which facilitates a sale and purchase of the security. Many companies whose securities are traded on the Nasdaq national market system are smaller than the companies whose securities are traded on a securities exchange. The OTC market refers to all other avenues whereby brokers bring together buyers and sellers of securities. In addition, the Fund may purchase securities through private placements or in other private transactions.

The following is a description of the various types of securities the Fund may buy and techniques it may use.

BORROWING

The Fund is permitted to borrow under certain circumstances, as described under "Fundamental Investment Policies" above, under no circumstances will the Fund make additional investments while any amounts borrowed exceed 5% of the Fund's total assets.

CASH EQUIVALENT INVESTMENTS

Cash equivalent investments are investments in certain types of short-term debt securities. The Fund making a cash equivalent investment expects to earn interest at prevailing market rates on the amount invested and there is little, if any, risk of loss of the original amount invested. The Fund's cash equivalent investments are typically made in obligations issued or guaranteed by the U.S. or other governments, their agencies or instrumentalities and high-quality commercial paper issued by banks, corporations or others. Commercial paper consists of short-term debt securities which carry fixed or floating interest rates. A fixed interest rate means that interest is paid on the investment at the same rate for the life of the security. A floating interest rate means that the interest rate varies as interest rates on newly issued securities in the marketplace vary.

CONVERTIBLE SECURITIES

Convertible securities are debt securities, or in some cases preferred stock, that have the additional feature of converting into, exchanging or expecting to be exchanged for, common stock of a company after certain periods of time or under certain circumstances. Holders of convertible securities gain the benefits of being a debt holder or preferred stockholder and receiving regular interest payments, in the case of debt securities, or higher dividends, in the case of preferred stock, with the possibility of becoming a common stockholder in the future. A convertible security's value normally reflects changes in the company's underlying common stock value.

As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security tends to be senior to the issuer's common stock, but subordinate to other types of fixed-income securities issued by that company. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued. When a convertible security issued by an operating company is "converted," the issuer often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the issuer may pay out cash instead of common stock.

DEBT SECURITIES

A debt security typically has a fixed payment schedule which obligates the company to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. While debt securities are used as an investment to produce income to an investor as a result of the fixed payment schedule, debt securities also may increase or decrease in value depending upon factors such as interest rate movements and the success or lack of success of a company.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

The Fund may invest in a variety of debt securities, including bonds and notes issued by domestic or foreign corporations and the U.S. or foreign governments and their agencies and instrumentalities. Bonds and notes differ in the length of the issuer's repayment schedule. Bonds typically have a longer payment schedule than notes. Typically, debt securities with a shorter repayment schedule pay interest at a lower rate than debt securities with a longer repayment schedule.

The debt securities which the Fund may purchase may either be unrated, or rated in any rating category established by one or more independent rating organizations, such as Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's). Securities are given ratings by independent rating organizations, which grade the company issuing the securities based upon its financial soundness. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's. Generally, lower rated and unrated debt securities are riskier investments. Debt securities rated BB or lower by S&P or Moody's are considered to be high yield, high risk debt securities, commonly known as "junk bonds." The lowest rating category established by Moody's is "C" and by S&P is "D." Debt securities with a D rating are in default as to the payment of principal and interest, which means that the issuer does not have the financial soundness to meet its interest payments or its repayment schedule to security holders. These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

If the rating on an issue held in the Fund's portfolio is changed by the rating service or the security goes into default, this event will be considered by the Fund in its evaluation of the overall investment merits of that security, but will not generally result in an automatic sale of the security.

The Fund generally will invest in debt securities under circumstances similar to those under which they will invest in equity securities; namely, when, in the Investment Manager's opinion, such debt securities are available at prices less than their intrinsic value. Investing in fixed-income securities under these circumstances may lead to the potential for capital appreciation. Consequently, when investing in debt securities, a debt security's rating is given less emphasis in the Investment Manager's investment decision-making process. The Fund may invest in debt securities issued by domestic or foreign companies (i) that are involved in restructurings (such as mergers, acquisitions, consolidations, liquidations, spinoffs, or tender or exchange offers) (Risk Arbitrage Securities), and (ii) that are, or are about to be, involved in reorganizations, financial restructurings or bankruptcy (Distressed Companies), because such securities often are available at less than their intrinsic value. Debt securities of such companies typically are unrated, lower rated, in default or close to default. While posing a greater risk than higher rated securities with respect to payment of interest and repayment of principal at the price at which the debt security was originally issued, the Fund generally purchases these debt securities at discounts to the original principal amount. Such debt typically ranks senior to the equity securities of Distressed Companies and may offer the potential for capital appreciation and additional investment opportunities.

MEDIUM AND LOWER RATED CORPORATE DEBT SECURITIES

The Fund may invest in securities of Distressed Companies when the intrinsic values of such securities, in the opinion of the Investment Manager, warrant such investment. The Fund may invest in securities that are rated in the medium to lowest rating categories by S&P and Moody's, some of which may be so-called "junk bonds." Corporate debt securities rated Baa are regarded by Moody's as being neither highly protected nor poorly secured. Interest payments and principal security appear adequate to Moody's for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities are regarded by Moody's as lacking outstanding investment characteristics and having speculative characteristics. Corporate debt securities rated BBB are regarded by S&P as having adequate capacity to pay interest and repay principal. Such securities are regarded by S&P as normally exhibiting adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this rating category than in higher rated categories. Companies issuing lower rated higher yielding debt securities are not as strong financially as those with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could prevent them from making interest and principal payments. If an issuer is not paying or stops paying interest and/or principal on its securities, payments on the securities may never resume.

Corporate debt securities that are rated B are regarded by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the security over any long period of time may be small. Corporate debt securities rated BB, B, CCC, CC and C are regarded by S&P on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. In S&P's view, although such securities likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. BB and B are regarded by S&P as indicating the two lowest degrees of speculation and CC and CCC the two highest degrees of speculation in this group of ratings.

Securities rated D by S&P or C by Moody's are in default and are not currently performing.

The Fund also will invest in unrated securities. The Fund will rely on the Investment Manager's judgment, analysis and experience in evaluating such debt securities. In this evaluation, the Investment Manager will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters as well as the price of the security. The Investment Manager also may consider, although it does not rely primarily on, the credit ratings of Moody's and S&P in evaluating lower rated corporate debt securities. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Investment Manager monitors the issuers of corporate debt securities held in the Fund's portfolios. The credit rating assigned to a security is a factor considered by the Investment Manager in selecting a security for the Fund, but the intrinsic value in comparison to market price and the Investment Manager's analysis of the fundamental values underlying the issuer are generally of greater significance. Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the Investment Manager. If the Fund purchased primarily higher rated debt securities, such risks would be substantially reduced.

A general economic downturn or a significant increase in interest rates could severely disrupt the market for medium and lower grade corporate debt securities and adversely affect the market value of such securities. Securities in default are relatively unaffected by such events or by changes in prevailing interest rates. In addition, in such circumstances, the ability of issuers of medium and lower grade corporate debt securities to repay principal and to pay interest, to meet projected business goals and to obtain additional financing may be adversely affected. Such consequences could lead to an increased incidence of default for such securities and adversely affect the value of the corporate debt securities in the Fund's portfolio. The secondary market prices of medium and lower grade corporate debt securities are less sensitive to changes in interest rates than are higher rated debt securities, but are more sensitive to adverse economic changes or individual corporate developments. Adverse publicity and investor perceptions, whether or not based on rational analysis, also may affect the value and liquidity of medium and lower grade corporate debt securities, although such factors also present investment opportunities when prices fall below intrinsic values. Yields on debt securities in the Fund's portfolio that are interest rate sensitive can be expected to fluctuate over time. In addition, periods of economic uncertainty and changes in interest rates can be expected to result in increased volatility of market price of any medium to lower grade corporate debt securities in the Fund's portfolio and thus could have an effect on the net asset value of the Fund if other types of securities did not show offsetting changes in values. The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are often closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities are also generally less liquid than higher-quality bonds. Many of these securities do not trade frequently, and when they do trade their prices may be significantly higher or lower than previously quoted market prices. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests. The secondary market value of corporate debt securities structured as zero coupon securities or payment in kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Because such securities do not pay current interest, but rather, income is accreted, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not. Such disposition could be at a disadvantageous price. Failure to satisfy distribution requirements could result in the Fund failing to qualify as a pass-through entity under the Internal Revenue Code of 1986, as amended (Code). Investment in such securities also involves certain other tax considerations.

The Investment Manager values the Fund's investments pursuant to guidelines adopted and periodically reviewed by the Fund's board. To the extent that there is no established retail market for some of the medium or lower grade or unrated corporate debt securities in which the Fund may invest, there may be thin or no trading in such securities and the ability of the Investment Manager to accurately value such securities may be adversely affected. Further, it may be more difficult for the Fund to sell such securities in a timely manner and at their stated value than would be the case for securities for which an established  retail  market did exist.  The  effects  of adverse  publicity  and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. During periods of reduced market liquidity and in the absence of readily available market quotations for medium and lower grade and unrated corporate debt securities held in the Fund's portfolio, the responsibility of the Investment Manager to value the Fund's securities becomes more difficult and the Investment Manager's judgment may play a greater role in the valuation of the Fund's securities due to a reduced availability of reliable objective data. To the extent that the Fund purchases illiquid corporate debt securities or securities which are restricted as to resale, the Fund may incur additional risks and costs. Illiquid and restricted securities may be particularly difficult to value and their disposition may require greater effort and expense than more liquid securities. Also, the Fund may incur costs in connection with the registration of restricted securities in order to dispose of such securities, although under Rule 144A of the Securities Act of 1933 certain securities may be determined to be liquid pursuant to procedures adopted by the board under applicable guidelines.

DEPOSITARY RECEIPTS

The Fund may invest in securities commonly known as American Depositary Receipts
(ADRs), European Depositary Receipts (EDRs) or Global Depositary Receipts (GDRs) of non-U.S. issuers. Such depositary receipts are interests in a non-U.S. company's securities which have been deposited with a bank or trust company. The bank or trust company then sells interests to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in an over-the-counter market. EDRs are receipts issued in Europe generally by a non-U.S. bank or trust company that evidence ownership of non-U.S. or domestic securities. Generally, ADRs are in registered form and EDRs are in bearer form. There are no fees imposed on the purchase or sale of ADRs or EDRs although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and EDRs into the underlying securities. Investment in ADRs may have certain advantages over direct investment in the underlying non-U.S. securities, since: (i) ADRs are U.S. dollar denominated investments which are often easily transferable and for which market quotations are generally readily available and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

Depositary receipts of non-U.S. issuers may have certain risks, including trading for a lower price, having less liquidity than their underlying securities and risks relating to the issuing bank or trust company. Holders of unsponsored depositary receipts have a greater risk that receipt of corporate information and proxy disclosure will be untimely, information may be incomplete and costs may be higher.

EQUITY SECURITIES

Equity securities represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners also may participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally are either common stock or preferred stock, as well as securities convertible into common stocks. Preferred stockholders usually receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy an equity security at a given time for specified price.

SMALLER COMPANIES

The Fund may invest in securities issued by smaller companies. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or development, or they may be developing or marketing new products or services for which markets are not yet established and may never become established.

FOREIGN SECURITIES

The Fund may purchase securities of non-U.S. issuers whose values are quoted and traded in any currency in addition to the U.S. dollar. Such investments involve certain risks not ordinarily associated with investments in securities of U.S. issuers. Such risks include: fluctuations in the value of the currency in which the security is traded or quoted as compared to the U.S. dollar; unpredictable political, social and economic developments in the foreign country where the security is issued or where the issuer of the security is located; and the possible imposition by a foreign government of limits on the ability of the Fund to obtain a foreign currency or to convert a foreign currency into U.S. dollars; or the imposition of other foreign laws or restrictions.

Since the Fund may invest in securities issued, traded or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the Fund's portfolio. When deemed advantageous to the Fund, the Investment Manager may attempt, from time to time, to reduce such risk, known as "currency risk," by using an investment technique called "hedging," which attempts to reduce or eliminate changes in a security's value resulting from changing currency exchange rates. Hedging is further described below. In addition, in certain countries, the possibility of expropriation of assets, confiscatory taxation, or diplomatic developments could adversely affect investments in those countries. Expropriation of assets refers to the possibility that a country's laws will prohibit the return to the U.S. of any monies which the Fund has invested in the country. Confiscatory taxation refers to the possibility that a foreign country will adopt a tax law which has the effect of requiring the Fund to pay significant amounts, if not all, of the value of the Fund's investment to the foreign country's taxing authority. Diplomatic developments means that because of certain actions occurring within a foreign country, such as significant civil rights violations or because of the United States' actions during a time of crisis in the particular country, all communications and other official governmental relations between the country and the United States could be severed. This could result in the abandonment of any U.S. investors', such as the Fund's, money in the particular country, with no ability to have the money returned to the United States.

There may be less publicly available information about a foreign company than about a U.S. company. Foreign issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to, or as uniform as, those of U.S. issuers. The number of securities traded, and the frequency of such trading, in non-U.S. securities markets, while growing in volume, is for the most part, substantially less than in U.S. markets. As a result, securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transaction costs, the costs associated with buying and selling securities, on non-U.S. securities markets may be higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The Fund's foreign investments may include both voting and non-voting securities, sovereign debt and participations in foreign government deals. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts.

EMERGING MARKETS INVESTMENTS

Investments by the Fund in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less economic stability; (ii) political and social uncertainty (for example, regional conflicts and risk of war); (iii) pervasiveness of corruption and crime; (iv) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility;
(v) delays in settling portfolio transactions; (vi) risk of loss arising out of the system of share registration and custody; (vii) certain national policies that may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(viii) foreign taxation; (ix) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (x) the absence of a capital market structure or market-oriented economy; and (xi) the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

HEDGING AND INCOME TRANSACTIONS

The Fund may use various hedging strategies. Hedging is a technique designed to reduce a potential loss to the Fund as a result of certain economic or market risks, including risks related to fluctuations in interest rates, currency exchange rates between U.S. and foreign securities or between different foreign currencies, and broad or specific market movements. The hedging strategies that the Fund may use are also used by many mutual funds and other institutional investors. When pursuing these hedging strategies, the Fund will primarily engage in forward foreign currency exchange contracts. However, the Fund also may engage in the following currency transactions: currency futures contracts, currency swaps, options on currencies, or options on currency futures. In addition, the Fund may engage in other types of transactions, such as the purchase and sale of exchange-listed and OTC put and call options on securities, equity and fixed-income indices and other financial instruments; and the purchase and sale of financial and other futures contracts and options on futures contracts (collectively, all of the above are called Hedging Transactions).

Some examples of situations in which Hedging Transactions may be used are: (i) to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from changes in securities markets or currency exchange rate fluctuations; (ii) to protect the Fund's gains in the value of portfolio securities which have not yet been sold;
(iii) to facilitate the sale of certain securities for investment purposes;  and
(iv) as a temporary substitute for purchasing or selling particular securities.

Any combination of Hedging Transactions may be used at any time as determined by the Investment Manager. Use of any Hedging Transaction is a function of numerous variables, including market conditions and the Investment Manager's expertise in utilizing such techniques. The ability of the Fund to utilize Hedging Transactions successfully cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, including the segregation of assets by proper notation on the books of the Fund or the Fund's custodian bank. Hedging Transactions involving futures and options on futures will be purchased, sold or entered into generally for hedging, risk management or portfolio management purposes.

The various techniques described above as Hedging Transactions also may be used by the Fund for non-hedging purposes. For example, these techniques may be used to produce income to the Fund where the Fund's participation in the transaction involves the payment of a premium to the Fund. The Fund also may use a Hedging Transaction if the Investment Manager has a view about the fluctuation of certain indices, currencies or economic or market changes such as a reduction in interest rates.

Hedging Transactions, whether entered into as a hedge or for income, have risks associated with them. The three most significant risks associated with Hedging Transactions are: (i) possible default by the other party to the transaction;
(ii) illiquidity; and (iii) to the extent the Investment Manager's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may (i) result in losses to the Fund, (ii) force the purchase or sale of portfolio securities at inopportune times or for prices higher than or lower than current market values, (iii) limit the amount of appreciation the Fund can realize on its investments, (iv) increase the cost of holding a security and reduce the returns on securities or (v) cause the Fund to hold a security it might otherwise sell.

Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, these transactions also tend to limit any potential gain which might result from an increase in value of the position taken. As compared to options contracts, futures contracts create greater ongoing potential financial risks to the Fund because the Fund is required to make ongoing monetary deposits with futures brokers. Losses resulting from the use of Hedging Transactions can reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized. The cost of entering into Hedging Transactions also may reduce the Fund's total return to investors.

When conducted outside the U.S., Hedging Transactions may not be regulated as rigorously as in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the U.S. of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the U.S., (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S., and (v) lower trading volume and liquidity.

CURRENCY TRANSACTIONS

The Fund may from time to time engage in currency transactions with securities dealers, financial institutions or other parties (each a Counterparty and collectively, Counterparties) in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value between those currencies and the U.S. dollar. Currency transactions include forward foreign currency exchange contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps.

A forward foreign currency exchange contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement between the Fund and, typically, a brokerage firm, bank or other institutional party, to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. In some currency swap agreements, the swap agreement may include the delivery of the entire principal value of one designated currency for the other designated currency.

The Fund will usually enter into swaps on a net basis, which means the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent these swaps are entered into for good faith hedging purposes, the Investment Manager and the Fund believe such obligations are not senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement provides for other than a net basis, the full amount of the Fund's obligations will be accrued on a daily basis. To limit potential leveraging of the Fund's portfolio, the Fund has adopted procedures to cover any accrued but unpaid net or full amounts owed to a swap counterparty by designating, on a daily basis, as segregated, liquid assets (not otherwise encumbered) equal in current market value to such swap amounts owed. Under the procedures, the Fund designates the segregated assets by appropriate notation on the books of the Fund or its custodian. To the extent the Fund enters into swap agreements for good faith hedging purposes and the Fund's swap obligations are fully covered by an offsetting asset or right of the Fund, the obligations will not be subject to the Fund's segregated assets procedures. The Investment Manager and the Fund believe that swap agreement obligations that are covered, either by an offsetting asset or right or by the Fund's segregated assets procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Fund's borrowing restrictions.

The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment objective depends on the ability of the Investment Manager correctly to predict which types of investments are likely to produce greater returns. If the Investment Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would be using other investments.

The risk of loss to the Fund for swap transactions on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund's risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund's limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. The swap markets have grown substantially in recent years, however, with a large number of banks and investment banking firms acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market.

Swap agreements are not traded on exchanges and are not subject to government regulation like exchange markets. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk of the inability or refusal to perform such agreement by the counterparty. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of positions to the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of default by or insolvency or bankruptcy of a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

The Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from a nationally recognized statistical rating organization (NRSRO) or are determined to be of equivalent credit quality by the Investment Manager. If there is a default by the Counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

The Fund will limit their dealings in forward foreign currency exchange contracts and other currency transactions such as futures, options, options on futures and swaps to either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income from portfolio securities. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

The Fund will not enter into a transaction to hedge currency exposure if the Fund's exposure, after netting all transactions intended to wholly or partially offset other transactions, is greater than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in, or whose value is based on, that foreign currency or currently convertible into such currency other than with respect to proxy hedging, which is described below.

The Fund also may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Fund has, or in which the Fund expects to have, portfolio exposure.

To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Fund also may engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated in linked currencies. Proxy hedging involves some of the same risks and considerations as other transactions with similar instruments.

Currency transactions are subject to risks different from those of other portfolio transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree, or in a direction, that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present during the particular time that the Fund is engaging in proxy hedging. If the Fund enters into a currency Hedging Transaction, the Fund will comply with the asset segregation requirements described above.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs.

The use of currency transactions also can result in the Fund incurring losses due to the inability of foreign securities transactions to be completed with the security being delivered to the Fund. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

OPTIONS

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Fund assets by appropriate notation on the books of the Fund or its custodian, as described below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller of the option, the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument.

An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options (OTC options). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (OCC), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as an example, but the discussion is also applicable to other financial intermediaries.

With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting option transactions.

The Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are:
(i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to Counterparties through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are negotiated by the parties. The Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require the Counterparty to sell the option back to the Fund at a formula price within seven days. The Fund expects to enter into OTC options that have cash settlement provisions, although they are not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Investment Manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied.

The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-l" from S&P or "P-l" from Moody's, an equivalent rating from any NRSRO or which the Investment
Manager determines is of comparable credit quality. The staff of the SEC currently takes the position that OTC options purchased by the Fund, and portfolio securities "covering" the amount of the Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund's limitations on investments in illiquid securities.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund's income. The sale of put options also can provide income.

The Fund may  purchase  and sell call  options  on  securities,  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

The Fund  may  purchase  and sell put  options  on  securities,  including  U.S.
Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Fund will not sell put options if, as a result, more than 50% of the Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

The Fund will only invest in options contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the Commodity Futures Trading Commission ("CFTC"). The CFTC's rules provide that the Fund is permitted to purchase such options contracts only: (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in an options contract entered into by the Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.

The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "Act") and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the Act.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES

The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, instead of settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

FUTURES

The Fund may enter into financial and other futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument or other commodity called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities, except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

The Fund's use of futures and options on futures will be consistent with applicable regulatory requirements and, in particular, the rules of the Commodity Futures Trading Commission and such transactions will be entered into only for hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract, requires the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark-to-market value of the contract fluctuates. The purchase of an option on futures involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures positions just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

The Fund will only invest in futures contracts after providing notice to its shareholders and filing a notice of eligibility (if required) and otherwise complying with the requirements of the CFTC. The CFTC's rules provide that the Fund is permitted to purchase such futures contracts only: (1) for bona fide hedging purposes within the meaning of the rules of the CFTC; provided, however, that in the alternative with respect to each long position in a futures contract entered into by the Fund, the underlying commodity value of such contract at all times does not exceed the sum of cash, short-term United States debt obligations or other United States dollar denominated short-term money market instruments set aside for this purpose by the Fund, accrued profit on the contract held with a futures commission merchant and cash proceeds from existing Fund investments due in 30 days; and (2) subject to certain other limitations.

The Fund has filed a notice with the National Futures Association claiming exclusion from the definition of the term "commodity pool operator" under the Act and therefore the Fund is not subject to registration or regulation as a commodity pool operator under the ACT.

COMBINED TRANSACTIONS

The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward foreign currency exchange contracts) and any combination of futures, options and currency transactions (each individually a Transaction and collectively in combinations of two or more, Combined Transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Investment Manager, it is in the best interests of the Fund to do so. A Combined Transaction will usually contain elements of risk that are present in each of its component transactions.

Although Combined Transactions are normally entered into based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SEGREGATION OF ASSETS

Many Hedging Transactions, in addition to other requirements, require that the Fund segregate liquid assets by proper notation on its books or on the books of its custodian bank to the extent Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated by proper notation on the Fund's books or on the books of the custodian bank. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate liquid assets equal to the exercise price.

A currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of the currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligation. However, the segregation requirement does not apply to currency contracts which are entered in order to "lock in" the purchase or sale price of a trade in a security denominated in a foreign currency pending settlement within the time customary for such securities.

OTC options entered into by the Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option thereon, the Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

Hedging  Transactions  may be  covered  by  other  means  when  consistent  with applicable regulatory policies. The Fund also may enter into offsetting transactions so that a combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

ILLIQUID SECURITIES

An illiquid security is a security that cannot be sold within seven days in the normal course of business for approximately the amount at which the Fund has valued the security and carries such value on its financial statements. Examples of illiquid securities include most private placements and other restricted securities, and repurchase agreements which terminate more than seven days from their initial purchase date, as further described below. The Fund may not purchase an illiquid security if, at the time of purchase, the Fund would have more than 15% of its net assets invested in such securities.

INDEBTEDNESS, PARTICIPATIONS AND TRADE CLAIMS

From time to time, the Fund may purchase the direct indebtedness of various companies (Indebtedness), or participation interests in Indebtedness (Participations) including Indebtedness and Participations of Distressed Companies. Indebtedness can be distinguished from traditional debt securities in that debt securities are part of a large issue of securities to the general public which is typically registered with a securities registration organization, such as the SEC, and which is held by a large group of investors. Indebtedness may not be a security, but rather, may represent a specific commercial loan or portion of a loan which has been given to a company by a financial institution such as a bank or insurance company. The company is typically obligated to repay such commercial loan over a specified time period. By purchasing the Indebtedness of companies, the Fund in effect steps into the shoes of the financial institution which made the loan to the company prior to its restructuring or refinancing. Indebtedness purchased by the Fund may be in the form of loans, notes or bonds. If the loan is secured, the Fund will have a priority claim to the assets of the company ahead of unsecured creditors and stockholders. The Fund generally makes investments in the types of debt described above, which typically have ceased paying interest, to achieve capital appreciation, rather than to seek income.

The Fund also may purchase trade claims and other similar direct obligations or claims against companies in bankruptcy. Trade claims are generally purchased from creditors of the bankrupt company and typically represent money due to a supplier of goods or services to the company.

The length of time remaining until maturity on the Indebtedness is one factor the Investment Manager considers in purchasing a particular Indebtedness. Indebtedness which represents a specific indebtedness of the company to a bank is not considered to be a security issued by the bank selling it. The Fund purchases loans from national and state chartered banks as well as foreign banks. The Fund normally invests in the Indebtedness of a company which has the highest priority in terms of payment by the company, although on occasion lower priority Indebtedness also may be acquired.

Participations represent fractional interests in a company's Indebtedness. The financial institutions which typically make Participations available are banks or insurance companies, governmental institutions, such as the Resolution Trust Corporation, the Federal Deposit Insurance Corporation or the Pension Benefit Guaranty Corporation, or certain organizations such as the World Bank which are known as "supranational organizations." Supranational organizations are entities established or financially supported by the national governments of one or more countries to promote reconstruction or development. Where the Participation involves a direct debtor-creditor relationship between the borrower and the Fund, the company that is the borrower on the loan will be considered by the Fund to be the issuer of the Participation for purposes of the Fund's fundamental investment policy that it will not invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry. Where the Fund purchases Participations from financial institutions, the Fund will treat such financial institution or any other financial intermediary involved in the transaction and the borrower as an issuer for purposes of the Fund's classification as a diversified company and the Fund's fundamental investment restriction on industry concentration. The Fund also may purchase trade claims and other direct obligations or claims (Trade Claims) of Distressed Companies. Indebtedness, Participations and Trade Claims may be illiquid as described above.

The purchase of indebtedness or loan participations of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that principal invested may be lost. Purchasers of participations, such as the Fund, must rely on the financial institution issuing or acting as agent with respect to the participation to assert any rights against the borrower with respect to the underlying indebtedness. In addition, the Fund takes on the risk as to the creditworthiness of any bank or other financial intermediary issuing the participation, as well as that of the company issuing the underlying indebtedness. When the Fund purchases a trade claim, there is no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.

INVESTMENT COMPANY SECURITIES

The Fund may invest from time to time in other investment company securities, subject to applicable law which restricts such investments. Such laws generally restrict a registered investment company's purchase of another investment company's voting securities to 3% of the other investment company's securities, no more than 5% of a registered investment company's assets in any single investment company's securities and no more than 10% of a registered investment company'sassets in all investment company securities, subject to certain exceptions.

Investors should recognize that the Fund's purchase of the securities of investment companies results in layering of expenses. This layering may occur because investors in any investment company, such as the Fund, indirectly bear a proportionate share of the expenses of the investment company, including operating costs, and investment advisory and administrative fees. LOANS OF PORTFOLIO SECURITIES

To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 33 1/3% of the value of the Fund's total assets, measured at the time of the most recent loan, but the Fund does not presently anticipate loaning more than 5% of its portfolio securities. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the Investment Manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the Investment Manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the Investment Manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of directors, i.e., banks or broker-dealers that the Investment Manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

DISTRESSED MORTGAGE OBLIGATIONS

The Fund also may invest directly in distressed mortgage obligations. A direct investment in a distressed mortgage obligation involves the purchase by the Fund of a lender's interest in a mortgage granted to a borrower, where the borrower has experienced difficulty in making its mortgage payments, or for which it appears likely that the borrower will experience difficulty in making its mortgage payments. As is typical with mortgage obligations, payment of the loan is secured by the real estate underlying the loan. By purchasing the distressed mortgage obligation, the Fund steps into the shoes of the lender from a risk point of view.

As distinguished from mortgage-backed securities, which generally represent an interest in a pool of loans backed by real estate, investing in direct mortgage obligations involves the risks of a single or direct lender. These risks include the ability or inability of a borrower to make its loan payments and the possibility that the borrower will prepay the loan in advance of its scheduled payment time period, curtailing an expected rate and timing of return for the lender. Investments in direct mortgage obligations of distressed borrowers involve substantially greater risks and are highly speculative due to the fact that the borrower's ability to make timely payments has been identified as questionable. Borrowers that are in bankruptcy or restructuring may never pay off their loans, or may pay only a small fraction of the amount owed. If, because of a lack of payment, the real estate underlying the loan is foreclosed, which means that the borrower takes possession of the real estate, the Fund could become part owner of such real estate. As an owner, the Fund would bear any costs associated with owning and disposing of the real estate, and also may encounter difficulties in disposing of the real estate in a timely fashion. In addition, there is no assurance that the Fund would be able profitably to dispose of properties in foreclosure.

REAL ESTATE INVESTMENT TRUST (REIT) INVESTMENTS

The Fund's equity investments may include investments in shares issued by REITs. A REIT is a pooled investment vehicle which purchases primarily income-producing real estate or real estate related loans or other real estate related interests. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments.

The Fund's investments in real estate-related securities are subject to certain risks related to the real estate industry in general. These risks include, among others: changes in general and local economic conditions; possible declines in the value of real estate; the possible lack of availability of money for loans to purchase real estate; overbuilding in particular areas; prolonged vacancies in rental properties; property taxes; changes in tax laws relating to dividends and laws related to the use of real estate in certain areas; costs resulting from the clean-up of, and liability to third parties resulting from, environmental problems; the costs associated with damage to real estate resulting from floods, earthquakes or other material disasters not covered by insurance; and limitations on, and variations in, rents and changes in interest rates.

REPURCHASE AGREEMENTS


The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including satisfying redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may invest up to 30% of its assets in repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The Investment Manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.


Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase  agreements  only  with  parties  who meet  certain  creditworthiness standards,  i.e.,  banks or  broker-dealers  that  the  Investment  Manager  has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

RULE 144A SECURITIES

In addition to other privately placed unregistered securities, the Fund may invest in unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). 144A securities are restricted, which generally means that a legend has been placed on the share certificates representing the securities which states that the securities were not registered with the SEC when they were initially sold and may not be resold except under certain circumstances. In spite of the legend, certain securities may be sold to other institutional buyers provided that the conditions of Rule 144A are met. In the event that there is an active secondary institutional market for 144A securities, the 144A securities may be treated as liquid. As permitted by the federal securities laws, the board of directors has adopted procedures in accordance with Rule 144A which govern when specific 144A securities held by the Fund may be deemed to be liquid. Due to changing markets or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale.

SECURITIES OF COMPANIES IN THE FINANCIAL SERVICES INDUSTRY

Certain provisions of the federal securities laws permit investment portfolios, including the Fund, to invest in companies engaged in securities-related activities (securities issuers) only if certain conditions are met. Purchases of securities of a company that derived 15% or less of gross revenues during its most recent fiscal year from securities-related activities (i.e., broker, dealer, underwriting, or investment advisory activities) are subject only to the same percentage limitations as would apply to any other security the Fund may purchase.

The Fund also may purchase securities of an issuer that derived more than 15% of its gross revenues in its most recent fiscal year from securities-related activities, if the following conditions are met: (1) immediately after the purchase of any securities issuer's equity and debt securities, the purchase cannot cause more than 5% of the Fund's total assets to be invested in securities of that securities issuer; (2) immediately after a purchase of equity securities of a securities issuer, the Fund may not own more than 5% of the outstanding securities of that class of the securities issuer's equity securities; and (3) immediately after a purchase of debt securities of a securities issuer, the Fund may not own more than 10% of the outstanding principal amount of the securities issuer's debt securities.

In applying the gross revenue test, an issuer's gross revenues from its own securities-related activities should be combined with its ratable share of the securities-related activities of enterprises of which it owns a 20% or greater voting or equity interest. All of the above percentage limitations are applicable at the time of purchase as well as the issuer's gross revenue test. With respect to warrants, rights, and convertible securities, a determination of compliance with the above limitations must be made as though such warrant, right, or conversion privilege had been exercised.

The following transactions would not be deemed to be an acquisition of securities of a securities-related business: (i) receipt of stock dividends on securities acquired in compliance with the conditions described above; (ii) receipt of securities arising from a stock-for-stock split on securities acquired in compliance with the conditions described above; (iii) exercise of options, warrants, or rights acquired in compliance with the federal securities laws; (iv) conversion of convertible securities acquired in compliance with the conditions described above; and (v) the acquisition of demand features or guarantees (puts) under certain circumstances.

The Fund also is not permitted to acquire any security issued by the Investment Manager or any affiliated company. The purchase of a general partnership interest in a securities-related business is also prohibited.

In addition, the Fund is generally prohibited from purchasing or otherwise acquiring any security (not limited to equity or debt individually) issued by any insurance company if the Fund and any company controlled by the Fund own in the aggregate or, as a result of the purchase, will own in the aggregate more than 15% of the total outstanding voting stock of the insurance company. Certain state insurance laws impose similar limitations.

ARBITRAGE SECURITIES AND SECURITIES OF DISTRESSED COMPANIES

The Fund also seeks to invest in Risk Arbitrage Securities and the securities of Distressed Companies. The Fund may from time to time participate in any such tender or exchange offers in which such companies are involved. A tender offer is an offer by the company itself or by another company or person to purchase a company's securities at a higher (or lower) price than the market value for such securities. An exchange offer is an offer by the company or by another company or person to the holders of the company's securities to exchange those securities for different securities. Although there are no restrictions limiting the extent to which the Fund may invest in Risk Arbitrage Securities or in Distressed Companies, the Fund does not presently anticipate committing more than 50% of its assets to such investments. In addition to typical equity and debt investments, the Fund's investments in Distressed Companies may include Indebtedness, Participations and Trade Claims, as further described on page XX.

SHORT SALES

The Fund may make short sales of securities, including "short sales against the box." In a short sale transaction, the Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund expects to make short sales (i) as a form of hedging to offset potential declines in long positions in similar securities, (ii) in order to maintain portfolio flexibility and (iii) for profit.

When the Fund makes a short sale, its broker borrows the security to be sold short and the broker-dealer maintains the proceeds of the short sale while the short position is open. The Fund must keep the proceeds account marked to market and must post additional collateral for its obligation to deliver securities to replace the securities that were borrowed and sold short. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

The Fund's obligation to replace borrowed securities will be secured by collateral deposited with the broker-dealer or the Fund's custodian bank, usually cash, U.S. government securities or other high grade liquid securities similar to those borrowed. The Fund will also be required to segregate similar collateral to the extent, if any (excluding any proceeds of the short sales), necessary so that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to any differential between the replacement price and the price at which it sold the security short, its potential loss is theoretically unlimited. In some circumstances, the Fund may receive the security in connection with a reorganization and, consequently, need not buy the security to be returned to the borrower.

The Fund also may engage in "short sales against the box." In a short sale against the box, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical security at no additional cost. In replacing the borrowed securities in the transaction, the Fund may either buy securities in the open market or use those in its portfolio. The Fund may sell securities short against the box without limit.

Short sales carry risks of loss if the price of the security sold short increases after the sale. In this situation, when the Fund replaces the borrowed security by buying the security in the securities markets, the Fund may pay more for the security than it has received from the purchaser in the short sale. The Fund may, however, profit from a change in the value of the security sold short, if the price decreases.

TEMPORARY INVESTMENTS

When the Investment Manager believes market or economic conditions are unfavorable for investors, the Investment Manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt securities such as obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and high quality commercial paper issued by banks or other U.S. and foreign issuers, as well as money market mutual funds. The Investment Manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities.

POLICIES AND PROCEDURES REGARDING THE RELEASE OF PORTFOLIO HOLDINGS INFORMATION

The Fund believes that the ideas of the Investment Manager's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

The Fund has adopted policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the FUND.

The Fund's overall policy with respect to the release of portfolio holdings information is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Investment Manager will not make available to anyone non-public information with respect to the Fund's portfolio holdings, until such time as the information is made available to all shareholders or the general public.

Consistent with current law, the Investment Manager releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

Exceptions to the portfolio holdings release policy described above will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets (collectively, "Service Providers"). Each of these parties is contractually and ethically prohibited from sharing the Portfolio's holdings information unless specifically authorized. The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the Fund and its shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

o    The  recipient  agrees  to  keep   confidential   any  portfolio   holdings
     information received.

o    The recipient agrees not to trade on the nonpublic information received.

o The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from the Investment Manager.

In no case does the Fund or the Investment Manager receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, the Fund's President or Executive Vice President ("collectively, an Executive Officer") must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security.

The Fund has established procedures to ensure that its portfolio holdings information is only disclosed in accordance with these policies. Only an Executive Officer of the Fund may approve the disclosure, and then only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Fund's affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Fund's Executive Officer may make approved disclosures of portfolio holdings information to authorized recipients. The Fund reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Fund's policy and any applicable non-disclosure agreement.

The Fund's CCO monitors the Fund's compliance with this disclosure policy and annually reviews information regarding the identity of each service provider or other authorized party that receives information regarding Fund portfolio holdings prior to public dissemination. With exception of those Service Providers identified above, who receive information on an ongoing or as needed basis in order to perform their contractual or fiduciary duties to the Fund, the CCO also reviews the frequency with which the authorized party receives such information and the business purpose for which the disclosure is made.

In order to help facilitate the Board's determination that nonpublic portfolio holdings disclosure to Service Providers prior to public dissemination is in the best interests of Fund shareholders, the CCO will make an annual report to the Board on such disclosure and any recommended material changes to the policy. In addition, the Board will receive any interim reports that CCO may deem appropriate. The Fund's portfolio holdings release policy has been initially reviewed and approved by the

Board and any material amendments shall also be reviewed and approved by the Board. Any conflict of interest identified between the interests of shareholders on the one hand and those of the Adviser, the Distributor, or any affiliated person of the Fund, the Adviser or the Distributor, on the other, that are not resolved under the Codes and that may arise as a result of the disclosure of nonpublic portfolio holdings information will be reported to the Board for appropriate action.

--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS

--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

The Fund has a Board of Directors. Each director will serve until that person resigns and/or a successor is elected and qualified. The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations.

The name, age and address of the officers and Board members, as well as their affiliations, positions held with Wintergreen Advisers, principal occupations during the past five years are shown below.

INDEPENDENT BOARD MEMBERS

                                                   Length of Time      Principal Occupation     Other Directorships
    Name, Age and Address          Position           Served*           During Past 5 Years            Served
--------------------------------------------------------------------------------------------------------------------
Edward Prendeville                 Director          Since 2005       President of Train       None
                                                                      Collectors Warehouse,
Born: August 8, 1951                                                  Inc. since prior to
333 Route 46 West                                                     1999.
Suite 204
Mountain Lakes, NJ  07046

David Londoner                     Director          Since 2005       Retired.  Managing       Meredith Corporation
Born: March 23, 1937                                                  Director/Head of         EMI Group, plc
333 Route 46 West                                                     Media-Entertainment
Suite 204                                                             Research of ABN AMRO,
Mountain Lakes, NJ  07046                                             Inc. from 2000-2001;
                                                                      Managing Director/Head
                                                                      of Media-Entertainment
                                                                      Research of Schroder &
                                                                      Co., Inc. from 1986 -
                                                                      2000.

Nathan Adler                       Director          Since 2005       Retired.  Consultant     None
Born: August 2, 1938                                                  to Ernst & Young from
333 Route 46 West                                                     2000 - 2003;  Partner
Suite 204                                                             of Ernst & Young from
Mountain Lakes, NJ  07046                                             1972 - 2000.

Bradden Backer                     Director          Since 2005       Of Counsel at the law    None
Born: May 20, 1957                                                    firm of Friebert,
333 Route 46 West                                                     Finerty & John, S.C.
Suite 204                                                             since 2004;
Mountain Lakes, NJ  07046                                             Shareholder of the law
                                                                      firm of Godfrey &
                                                                      Kahn, S.C. since prior
                                                                      to 1999.


                                       25

John Wakely                        Director          Since 2005       Owner of L&B Advisors    Facile (Swedish
Born: March 26, 1957                                                  (Luxury goods and        beverage company)
333 Route 46 West                                                     beverage sector
Suite 204                                                             consultants) since
Mountain Lakes, NJ  07046                                             2003; Managing
                                                                      Director  of Equity
                                                                      Research Lehman
                                                                      Brothers, London 1989
                                                                      - 2003.

INTERESTED BOARD MEMBER

                                                   Length of Time      Principal Occupation     Other Directorships
    Name, Age and Address          Position           Served*           During Past 5 Years            Served
--------------------------------------------------------------------------------------------------------------------

John Y. Keffer                     Director          Since 2005        President of Forum      Forum Funds
Born: July 15, 1942                                                    Trust, LLC (a           (registered
333 Route 46 West                                                      non-depository trust    investment company);
Suite 204                                                              company) since 1997;    Monarch Funds
Mountain Lakes, NJ  07046                                              President of            (registered
                                                                       Citigroup
                                                                       2003    -
                                                                       investment
                                                                       company)
                                                                       2005;
                                                                       President
                                                                       of  Forum
                                                                       Financial
                                                                       Group,
                                                                       LLC
                                                                       ("Forum")
                                                                       (a   fund
                                                                       services
                                                                       company
                                                                       acquired
                                                                       by
                                                                       Citigroup
                                                                       in 2003).
* Each of the  Fund's  Directors  was  elected  by  written  consent of the sole shareholder of the Fund on September 9, 2005.

OFFICERS

                                                   Length of Time      Principal Occupation     Other Directorships
    Name, Age and Address          Position           Served*           During Past 5 Years            Served
--------------------------------------------------------------------------------------------------------------------

Simon Collier                     President/         Since 2005        Managing Director and   None
                                   Treasurer                            Principal Executive
Born: October 22, 1961                                                 Officer, Foreside
Two Portland Square                                                    Fund Services, LLC
Portland, ME 04101                                                     since 2005;  Chief
                                                                       Operating Officer and
                                                                       Managing Director,
                                                                       Global Fund Services,
                                                                       Citibank, N.A. from
                                                                       2003 - 2005; Managing
                                                                       Director, Global
                                                                       Securities Services
                                                                       for Investors,
                                                                       Citibank, N.A. from
                                                                       1999 - 2003.


                                       26

David J. Winters                  Executive          Since 2005       Managing Member of       None
Born: April 6, 1962             Vice President                        Wintergreen Advisers,
333 Route 46 West                                                     LLC; President and
Suite 204                                                             Chief Investment
Mountain Lakes, NJ  07046                                             Officer of Franklin
                                                                      Mutual
                                                                      Advisers,
                                                                      LLC   from
                                                                      2001 until
                                                                      May    10,
                                                                      2005;
                                                                      Director
                                                                      of
                                                                      Research
                                                                      of
                                                                      Franklin
                                                                      Mutual
                                                                      Advisers,
                                                                      LLC     in
                                                                      2000.
                                                                      Member  of
                                                                      Management
                                                                      Team    of
                                                                      Franklin
                                                                      Mutual
                                                                      Advisers,
                                                                      LLC   from
                                                                      1987 - May
                                                                      10, 2005.

Elizabeth N. Cohernour            Executive          Since 2005       Chief Operating          None
Born: April 26, 1950                 Vice                             Officer and Chief
333 Route 46 West                 President/                          Compliance Officer of
Suite 204                         Secretary                           Wintergreen Advisers,
Mountain Lakes, NJ  07046                                             LLC; President of ENC
                                                                      Consulting,
                                                                      Inc  since
                                                                      2002;
                                                                      General
                                                                      Counsel
                                                                      and
                                                                      Executive
                                                                      Vice
                                                                      President
                                                                      at  Strong
                                                                      Financial
                                                                      Corp  from
                                                                      2000-2001;
                                                                      General
                                                                      Counsel
                                                                      and Senior
                                                                      Vice
                                                                      President
                                                                      at
                                                                      Franklin
                                                                      Mutual
                                                                      Adviser,
                                                                      LLC   from
                                                                      1988     -
                                                                      2001.

Jean Seidel                          Vice            Since 2005       Relationship Manager,    None
Born: July 23, 1969               President/                          Citigroup since 2005;
Two Portland Square               Assistant                           Vice President, State
Portland, ME 04101                Secretary                           Street Corporation
                                                                      2003 - 2005; Director
                                                                      of Implementation,
                                                                      Worldinsure 2000 - 2002

David Whitaker                  Vice President       Since 2005       Senior Manager,          None
Born: September 6, 1971                                               Citigroup since 2004;
Two Portland Square                                                   Assistant Counsel,
Portland, ME 04101                                                    PFPC, Inc. (a fund
                                                                      services company) 1999
                                                                      - 2004.

* Each of the Fund's officers was appointed at the Fund's initial organizational meeting on September 12, 2005.

COMPENSATION

The Fund pays noninterested Board members $25,000 per year. The following table provides the total fees paid to noninterested Board members by the Fund.

------------------------------- --------------------------------------------
             Name                  Aggregate Compensation from the Fund1
------------------------------- --------------------------------------------
Edward Prendeville                                $6,250
David Londoner                                    $6,250
Nathan Adler                                      $6,250
Bradden Backer                                    $6,250
John Wakely                                       $6,250
------------------------------ ---------------------------------------------

1    For the fiscal year ending December 31, 2005.

Noninterested Board members are reimbursed by the Fund for expenses incurred in connection with attending board meetings.

The following tables provide the estimated dollar range of equity securities beneficially owned by the Board members of the Fund on September 19, 2005.

INDEPENDENT BOARD MEMBERS

------------------------------- --------------------------------------------
             Name                   Dollar Range of Shares in the Fund
------------------------------- --------------------------------------------
Edward Prendeville                                 None
David Londoner                                     None
Nathan Adler                                       None
Bradden Backer                                     None
John Wakely                                        None
John Y. Keffer                                     None
------------------------------ ---------------------------------------------

As of September 16, 2005, for organizational purposes only, the Investment Manager beneficially owned all of the outstanding shares of the Fund. It is contemplated that soon after the initial public offering of shares of the Fund, the Investment Manager's ownership of the shares of the Fund will decrease as a percentage of the Fund's outstanding shares.

As of September 19, 2005, the Board members, as a group, owned of record and beneficially none of the outstanding shares of the Fund. The Board members may own shares in other pooled investment vehicles or management accounts managed by Wintergreen Advisers.

BOARD COMMITTEES

The Board maintains three standing committees: the Audit Committee, the Valuation Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Fund's independent registered public accounting firm ("auditors"), including evaluating their independence and meeting with such auditors to consider and reviewing matters relating to the Fund's financial reports and internal accounting. The Nominating Committee is generally responsible for nominating candidates for noninterested Board member positions and presenting such nominations to the Board. The Valuation Committee is generally responsible for (among other things) determining and monitoring the value of the Fund's assets. The Audit Committee and the Nominating Committee are each composed of all of the independent directors. The Valuation Committee is composed of all of the independent directors and David Winters.

When vacancies arise or elections are held, the Nominating Committee considers qualified nominees.

--------------------------------------------------------------------------------
             CODE OF ETHICS AND PROXY VOTING POLICIES AND PROCEDURES
--------------------------------------------------------------------------------

The Fund, the Investment Manager and the Distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics restrict personnel from investing in securities that are being considered for the Fund or that are currently held by the Fund.

The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's Investment Manager, Wintergreen Advisers, LLC, in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the Investment Manager.

The recommendation of management on any issue is a factor which the Investment Manager considers in determining how proxies should be voted, but is not determinative of the Investment Manager's ultimate decision. As a matter of practice, the Fund's votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of the company's management in any situation where it deems that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the Investment Manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

GENERAL POLICY

The general policy is to vote proxy proposals, consents or resolutions relating to securities (collectively, "proxies"), in a manner that serves the best interests of the Fund, as determined by the Investment Manager in its discretion, taking into account relevant factors, including, but not limited to:

o        the impact on the value of the securities;
o        the anticipated costs and benefits associated with the proposal;
o        the effect on liquidity; and
o        customary industry and business practices.

RATIFICATION OF AUDITORS

The Investment Manager will generally vote for the approval of auditors and proposals authorizing the board to fix auditor fees, unless:

o The Investment Manager has serious concerns about the accounts presented or the audit procedures used; or
o    the auditors are being changed without explanation.

MANAGEMENT & DIRECTOR OWNERSHIP ISSUES

The Investment Manager will generally vote for proposals that require management to own a minimum interest in the company. The purpose of this policy is to encourage the alignment of management's interests with the interests of the company's shareholders. However, the Investment Manager will generally vote AGAINST proposals for stock options or other compensation that grant an ownership interest for management if such proposals offer greater than 15% of the outstanding securities of a company because such options may dilute the voting rights of other shareholders of the company.

ANTI-TAKEOVER MECHANISMS AND RELATED ISSUES

The Investment Manager will generally vote AGAINST any proposal to create any plan or procedure designed primarily to discourage a takeover or other similar action, including "poison pills." Examples of "poison pills" include:

                  a. large increases in the amount of stock authorized but not issued;
                  b. blank check preferred stock (stock with a fixed dividend and a preferential claim on company assets relative to common shares, the terms of which are set by the board at a future date without further action by the shareholders);
                  c. compensation that would act to reward management as a result of a takeover attempt, whether successful or not, such as revaluing purchase price of stock options, or "golden parachutes";
                  d. fixed price amendments that require a certain price to be offered to all shareholders based on a fixed formula; and
                  e. greenmail provisions that allow a company to make payments to a bidder in order to persuade the bidder to abandon its takeover plans.

The Investment Manager will generally vote FOR proposals that eliminate any of the foregoing rights or requirements, as well as proposals to:

     a. require that golden parachutes or golden handcuffs be submitted for ratification by the shareholders; and
     b. to opt out of state anti-takeover laws deemed by the Investment Manager to be detrimental.

The Investment Manager will generally vote on a CASE-BY-CASE basis regarding other proposals that may be used to prevent takeovers, such as the establishment of employee stock purchase or ownership plans.

CHANGES TO CAPITAL STRUCTURE

The Investment Manager will generally vote FOR proposals to change capitalization, including to increase authorized common shares or to increase authorized preferred shares, as long as the proposal does not either: (i) establish a class or classes of shares or interests with terms that may disadvantage the class held by the Fund or (ii) result in disproportionate voting rights for preferred shares or other classes of shares or interests.

MERGERS AND CORPORATE RESTRUCTURING

Mergers and acquisitions will be subject to careful review by the research analyst to determine whether each will be beneficial to shareholders. The Investment Manager will vote proxies relating to mergers or acquisitions on a CASE-BY-CASE basis, but will generally vote FOR any proposals that the Investment Manager believes will offer fair value to the Fund.

SOCIAL AND CORPORATE POLICY ISSUES

The Investment Manager will vote proxies relating to social and environmental issues on a CASE-BY-case basis, but will generally vote FOR any proposals that will reduce discrimination and pollution, improve protections to minorities and disadvantaged classes, and increase conservation of resources and wildlife.

The Investment Manager will generally vote AGAINST any proposals that place arbitrary restrictions on the company's ability to invest, market, enter into contractual arrangements or conduct other activities. The Investment Manager will also generally vote AGAINST proposals:

o        to bar or restrict charitable contributions; or
o        to limit corporate political activities.

GLOBAL CORPORATE GOVERNANCE

Many of the tenets discussed above are applied to proxy voting decisions for international companies. However, the Investment Manager must be more flexible in these instances and must be mindful of the varied market practices of each region.

The Investment Manager will attempt to process every proxy it receives for all domestic and foreign proxies.

However, there may be situations in which the Investment Manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. The Investment Manager may abstain from voting under certain circumstances or vote against items such as "Other Business" when the Investment Manager is not given adequate information from the company.

Shareholders may view the complete Policies online at wintergreenfund.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Investment Manager collect at (888) GOTOGREEN or by sending a written request to: Wintergreen Fund, Inc. at Two Portland Square, Portland, ME 04101. After the Fund commences operations, copies of the Fund's proxy voting records reflecting the most recent twelve-month period ended June 30 will be available online at wintergreenfund.com and posted on the SEC website at www.sec.gov.

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                     INVESTMENT ADVISORY AND OTHER SERVICES
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INVESTMENT MANAGER AND SERVICES PROVIDED

The Fund's Investment Manager is Wintergreen Advisers, LLC. David J. Winters is the managing member of Wintergreen Advisers, LLC. Subject to the general supervision of the Directors, the Investment Manager provides investment advisory services to the Fund pursuant to the Advisory Agreement between the Fund and the Investment Manager. The Investment Manager, located at 333 Route 46 West, Suite 204, Mountain Lakes, New Jersey 07046, is registered as an investment adviser under the Investment Advisers Act of 1940. The Investment Manager is responsible for developing the investment policies and guidelines for the Fund.

The Investment Manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Investment Manager also selects the brokers who execute the Fund's portfolio transactions. The Investment Manager provides periodic reports to the board, which reviews and supervises the Investment Manager's investment activities. To protect the Fund, the Investment Manager and its officers, directors and employees are covered by fidelity insurance.

The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party.

The Advisory Agreement is terminable without penalty by the Board or by majority vote of the Fund's outstanding voting securities (as defined by the 1940 Act) on 60 days' written notice by either party and will terminate automatically upon assignment.

The Investment Manager and its affiliates anticipate that they will manage other pooled investment funds. The Investment Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the Investment Manager on behalf of the Fund. Similarly, with respect to the Fund, the Investment Manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Investment Manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Investment Manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund and the Investment Manager have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, but are restricted from purchasing securities that are being considered for the Fund or that are currently held by the Fund. The personal securities transactions of access persons of the Fund and the Investment Manager will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

MANAGEMENT FEES

The Fund pays the Investment Manager a fee equal to an annual rate of 1.50% of the average daily net assets of the Fund.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

INVESTMENT ADVISORY CONTRACT

The Fund's independent directors (the "directors") unanimously approved the Investment Advisory Agreement (the "Advisory Agreement") between the Fund and the Investment Manager at the organizational meeting held on September 12, 2005.

In preparation for the meeting, the directors had requested from the Investment Manager and evaluated materials, including expense and other information for other investment companies with similar investment objectives derived from data compiled by the Investment Manager. Prior to voting, the directors reviewed the proposed approval of the Advisory Agreement with management and with counsel to the Fund and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approval. In reaching their determinations relating to approval of the Advisory Agreement, the directors considered all factors they believed relevant including the following:

     1. the nature, extent and quality of investment, and other services to be rendered by the Investment Manager;

     2. payments to be received by the Investment Manager from all sources in respect of the Fund;

     3. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     4. the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of investors;

     5. the Investment Manager's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Investment Manager may benefit from soft dollar arrangements;

     6. fall-out benefits which the Investment Manager and its affiliates may receive from their relationships to the Fund;

     7. information about fees charged by the Investment Manager to other clients with similar investment objectives;

     8. the professional experience and qualifications of the Fund's portfolio manager and other senior personnel of the Investment Manager; and

     9.   the terms of the Advisory Agreement.

The directors also considered their overall confidence in the integrity and competence of the Investment Manager and the portfolio manager they have gained from their experience. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors determined that the overall arrangements between the Fund and the Investment Manager, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses expected to be incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment.

The material factors and conclusions that formed the basis for the directors' reaching their determinations to approve the Advisory Agreement (including their determinations that the Investment Manager should be the investment adviser for the Fund, and that the fees payable to the Investment Manager pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Investment Manager

The directors noted that, under the Advisory Agreement, the Investment Manager, subject to the control of the directors, administers the Fund's business and other affairs. The Investment Manager manages the investment of the assets of the Fund, including making purchases and sales or portfolio securities consistent with the Fund's investment objective and policies. The Investment Manager also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Investment Manager pays all of the compensation of the officers of the Fund that are affiliated persons of the Investment Manager.

The directors also considered that the Advisory Agreement for the Fund provides that the Fund will reimburse the Investment Manager for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Investment Manager or its affiliates. These "at no more than cost" reimbursements will be approved by the directors on a quarterly basis and may result in a higher rate of total compensation from the Fund to the Investment Manager than the stated fee rates in the Fund's Advisory Agreement.

The directors considered the scope and quality of services proposed to be provided by the Investment Manager under the Advisory Agreement. The directors considered the quality of the investment research capabilities of the Investment Manager and the other resources it proposes to dedicate to performing services for the Fund. The directors also considered the portfolio manager's experience, reputation and investment philosophy. The quality of administrative and other services also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services proposed to be provided to the Fund under the Advisory Agreement.

Payments to be Received by the Investment Manager; Fall-Out Benefits

The directors determined that the Investment Manager was not receiving additional benefits in connection with providing advisory services to the fund other than potential benefits pursuant to soft dollar arrangements as discussed. The directors considered that the Investment Manager may benefit from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients, including the Fund. They noted that the Investment Manager made a presentation to the directors regarding its proposed trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements. The directors noted that the Investment Manager has represented to them that all of its soft dollar arrangements will be consistent with applicable legal requirements including the achievement of best execution. The directors received and reviewed a description of the Investment Manager's policies and procedures with respect to allocating portfolio transactions for brokerage and research services.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Investment Manager and information prepared by the Investment Manager concerning fee rates paid by other comparable funds. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds, but determined that the proposed advisory fee rate was in line with other comparable funds. The directors also considered that the proposed advisory fee was at the same level as the fees proposed to be charged by the Investment Manager to its other client accounts.

The directors also considered the anticipated total expense ratio of the Fund in comparison to the fees and expenses of the funds included in the comparison. The directors noted that the expense ratios of some of the comparable funds also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary. The directors concluded that the Fund's anticipated expense ratio was satisfactory. Finally, the directors noted that there may be economies of scale as the Fund grows and concluded that it may be appropriate to consider those issues in the future.

PORTFOLIO MANAGER

David J. Winters, the managing member of Wintergreen Advisers, is primarily responsible for the management of the Fund's portfolio and has responsibility for the day-to-day management of the Fund.

Wintergreen Advisers anticipates that it will be managing two private pooled investment funds.

INFORMATION CONCERNING COMPENSATION OF PORTFOLIO MANAGER

David J. Winters is the Portfolio Manager of the Fund. As of the date of this Statement of Additional Information, the Fund has not commenced operations and, accordingly, has no assets. Mr. Winters does not presently manage any other registered investment companies, private pooled investment vehicles or other accounts. It is anticipated, however, that Mr. Winters will manage two pooled investment vehicles, each of which will pay a portion of the management fee payable to the Investment Manager out of net profits of the pooled investment vehicle, which may be characterized as a fee based on account performance. From time to time, the Investment Manager may offer co-investment opportunities to one or more investors or third parties. These co-investors may pay the Investment Manager a fee based on account performance.

As an investment adviser and fiduciary, Wintergreen Advisers, the Investment Manager, owes its clients a duty of loyalty. In recognition of the fact that conflicts of interest are inherent in the investment management business, the Investment Manager has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities. All employees of the Investment Manager are subject to these policies.

The Investment Manager has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when personnel own, buy or sell securities which may be owned, bought or sold for clients. Personal securities transactions may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by a client. As a general matter, the Investment Manager's personnel are not permitted to engage in transactions for their personal accounts in securities that are owned by clients, being bought, sold or considered for purchase or sale by clients. Subject to reporting requirements and other limitations in the Code of Ethics, the Investment Manager permits its employees to engage in personal securities transactions in non-client securities and to acquire shares of the Fund. The Investment Manager's Code of Ethics requires disclosure of all personal accounts and preclearance of all securities transactions.

In the future, it is expected that the Portfolio Manager will manage multiple portfolios for multiple clients. These accounts may include mutual funds, separate accounts and private pooled investment vehicles (commonly referred to as "hedge funds"). The Portfolio Manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Portfolio Manager makes investment decisions for the Fund based on its investment objective, policies, practices, cash flows, tax and other relevant investment considerations. Consequently, the Portfolio Manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Fund, which has the potential to adversely impact the Fund, depending on market conditions. In addition, some of these other client account structures may have fee structures, such as performance based fees, that differ (and may be higher than) the Fund. Accordingly, conflicts of interest may arise when the Investment Manager has a particular financial incentive, such as a performance-based fee, relating to an account.

The Investment Manager has adopted and implemented policies and procedures intended to address conflicts of interest relating to the management of multiple accounts and the allocation of investment opportunities. The Investment Manager reviews investment decisions for the purpose of ensuring that all accounts with substantially similar investment objectives are treated equitably. The performance of similarly managed accounts is also regularly compared to determine whether there are any unexplained significant discrepancies. In addition, the Investment Manager's allocation procedures specify the factors that are taken into account in making allocation decisions and require that, to the extent that orders are aggregated, the client orders are price averaged. Finally, the Investment Manager's procedures also require objective allocation for limited opportunities (such as initial public offerings and private placements) to ensure fair and equitable allocation among accounts. These areas are monitored by the Investment Manager's chief compliance officer.

The Fund pays the Investment Manager a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Investment Manager pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Fund. The Investment Manager's compensation structure is designed to attract and retain high caliber investment professionals necessary to deliver high quality investment management services to its clients. The Investment Manager's compensation of the Portfolio Manager includes a fixed base salary and incentive components. It is expected that the Portfolio Manager will receive an incentive payment based on the revenues earned by the Investment Manager from the Fund and from any other client accounts. It is expected that the incentive compensation component with respect to all portfolios managed by the Portfolio Manager can, and typically will represent a significant portion of the Portfolio Manager's overall compensation, and can vary significantly from year to year.

OWNERSHIP OF FUND SHARES

As of September 16, 2005 the Investment Manager beneficially owns 1,000 shares of the Fund.

THE DISTRIBUTOR

DISTRIBUTOR; SERVICES AND COMPENSATION OF DISTRIBUTOR

Foreside Fund Services, LLC ("FFS"), the distributor (also known as principal underwriter) of the Fund, is located at Two Portland Square, First Floor, Portland, Maine 04101. FFS is a registered broker-dealer and is a member of the National Association of Securities Dealers, Inc. Mr. Collier is an affiliate of the Fund and the Distributor as he serves as an officer of each entity. Under its agreement with the Fund (the "Distribution Agreement"), FFS acts as the agent of the Fund in connection with the offering of Shares. FFS continually distributes shares on a best efforts basis. FFS has no obligation to sell any specific quantity of Shares.

FFS receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, FFS receives no sales commissions.

FFS may enter into arrangements with various broker-dealers, banks or other financial institutions through which investors may purchase or redeem Shares. These financial institutions may charge a fee for their services and may receive shareholder service fees even though Shares are sold without a sales charges or distribution fees. These financial institutions may otherwise act as processing agents and will be responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares in this manner will be subject to the procedures of the institution through whom they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial institution. Investors purchasing shares of the Fund in this manner should acquaint themselves with their institution's procedures and read the Prospectus in conjunction with any materials and information provided by their institution. The financial institution, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the institution.

DISTRIBUTION PLAN

In accordance with Rule 12b-1 under the 1940 Act, the Fund has adopted a distribution plan (the "Plan"), which provides for payment to FFS of a Rule 12b-1 fee at the annual rate of up to 0.25% of the average daily net assets of the Fund.

The Plan provides that FFS may incur expenses for any distribution-related purpose it deems necessary or appropriate, including: (i) any sales, marketing and other activities primarily intended to result in the sale of shares of the Fund, (ii) reviewing the activity in Fund accounts; (iii) providing training and supervision of the Fund's personnel; (iv) maintaining and distributing current copies of prospectuses and shareholder reports; (v) advertising the availability of its services and products; (vi) providing assistance and review in designing materials to send to customers and potential customers and developing methods of making such materials accessible to customers and potential customers; (vii) responding to customers' and potential customers' questions about the Funds; and
(viii) providing ongoing account services to shareholders (including establishing and maintaining shareholder accounts, answering shareholder inquiries, and providing other personal services to shareholders). Expenses for such activities include compensation to employees, and expenses, including overhead and telephone and other communication expenses, of Distributor and various financial institutions or other persons who engage in or support the distribution of shares of the Fund, or who respond to shareholder inquiries regarding the Fund's operations; the incremental costs of printing (excluding typesetting) and distributing prospectuses, statements of additional information, annual reports and other periodic reports for use in connection with the offering or sale of shares of the Fund to any prospective investors; and the costs of preparing, printing and distributing sales literature and advertising materials used by Distributor or others in connection with the offering of shares of the Fund for sale to the public.

The Plan requires the Fund and FFS to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

The Plan provides that it will remain in effect for one year from the date of its adoption and thereafter shall continue in effect provided it is approved at least annually by the shareholders or by the Board, including a majority of the independent Directors. The Plan further provides that it may not be amended to materially increase the costs, which the Fund bears for distribution pursuant to the Plan without shareholder approval and that other material amendments of the Plan must be approved by the independent Directors. The Plan may be terminated at any time by a majority of the independent Directors or by shareholders of the Fund.

Distribution fee information is not provided because the Funds have not commenced operations prior to the date of this SAI.

COMPLIANCE SERVICES

Under a Compliance Services Agreement (the "Compliance Agreement") with the Fund, FFS provides a Chief Compliance Officer ("CCO"), a Principal Executive Officer and a Principal Financial Officer to the Fund, as well as certain additional compliance support functions ("Compliance Services").

Under the Compliance Agreement, FFS receives a monthly fee from the Fund for the Compliance Services of $15,000 per series, $22,500 per investment adviser, and $5,000 per sub-adviser, plus a fee of 0.010% (1 basis point) of the Fund's average daily net assets, with a minimum annual fee of $60,000. The minimum annual fee of $60,000 will be waived for the first 12 months to assist in the Fund's start-up expenses.

The Compliance Agreement continues in effect until terminated. The Compliance Agreement is terminable with or without cause and without penalty by the Fund or by FFS on 60 days' written notice to the other party. The provisions of the Compliance Agreement related to CCO services, may be terminated at any time by the Board, effective upon written notice to the CCO, without the payment of any penalty.

Under the Compliance Agreement, FFS is not liable to the Fund or its shareholders for any act or omission, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement. Under the Compliance Agreement, the FFS and certain related parties (such as FFS' officers and persons who control FFS) are indemnified by the Fund against any and all claims and expenses related to FFS' actions or omissions, except for any act or omission resulting from the FFS' willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Compliance Agreement.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES AGREEMENT

Citigroup Fund Services, LLC ("Citigroup"), located at Two Portland Square, Portland, ME 04101, serves as administrator, fund accountant and transfer agent of the Fund, pursuant to its Administration, Fund Accounting and Transfer Agency Services Agreement (the "Services Agreement") with the Fund.

Citigroup is a wholly-owned subsidiary of "Citibank, N.A. ("Citibank"). Pursuant to its responsibilities as fund administrator under the Services Agreement, Citigroup is responsible for the supervision of the overall management of the Fund and for providing the Fund with general office facilities.

For its fund administration services, Citigroup receives a monthly fee from the Fund of $4,000 plus 0.10% of the Fund's annual average daily net assets on the first $100 million in fund assets, 0.05% of the Fund's annual average daily net asset on fund assets over $100 million and less than $1 billion, and 0.025% of the Fund's annual average daily net assets on fund assets over $1 billion. The fees are accrued daily by the Fund and are paid monthly for services performed under the agreement during the prior calendar month.

Pursuant to the Services Agreement, Citigroup also provides fund accounting services to the Fund. These services include calculating the net asset value ("NAV") per share of the Fund and preparing the Fund's financial statements and tax returns.

For its fund accounting services, Citigroup receives from the Fund a monthly fee of $4,000, 0.01% of the Fund's annual average daily net assets on the first $500 million in fund assets, 0.005% of the Fund's annual average daily net assets on fund assets over $500 million and certain surcharges based upon the Fund's asset levels as well as the number and type of the Fund's portfolio transactions and positions. These fees are paid monthly for services performed during the following calendar month.

In addition, Citigroup provides transfer agency services to the Fund under the Services Agreement. As transfer agent and distribution paying agent, Citigroup maintains an account for each shareholder of record of the Fund and is responsible for processing purchase and redemption requests and paying distributions to shareholders of record. Citigroup is located at Two Portland Square, Portland, Maine 04101 and is registered as a transfer agent with the Office of the Comptroller of the Currency.

After the first year, the Services Agreement is terminable without penalty by the Board of Directors or by Citigroup on 60 days' written notice. Under the agreement, Citigroup is not liable for any act or omission in the performance of its duties to the Fund. The agreement does not protect Citigroup from any liability by reason of bad faith, willful misfeasance, gross negligence or reckless disregard in the performance of its obligations and duties under the agreement.

THE CUSTODIAN

Citibank, N.A. ("Citibank"), is the custodian to the Fund and is located at 388 Greenwich Street, New York, New York 10013. As Custodian of the Fund's assets, Citibank is responsible for handling the receipt and delivery of securities, collecting interest and dividends on the Fund's investments and safekeeping and controlling the Fund's cash and securities (which may be deposited into the Federal Reserve Treasury Department Book Entry System or the Depository Trust Company, or other securities depository registered under the Securities and Exchange Act of 1934 and in the book entry system of the Federal Reserve Banks
for  the   issuance  of  United   States   Treasury   and

Federal agency and instrumentality securities). While the Custodian does not determine the Fund's investment policies or make investment recommendations, the Fund may invest in securities and repurchase agreements issued by the Custodian or deal with the Custodian as a principal in securities transactions. Citibank may employ subcustodians to provide custody of the Fund's domestic and foreign assets, or to provide custody of Fund assets attributable to investments made pursuant to IRAs.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, is the Fund's Independent Registered Public Accounting Firm. The Independent Registered Public Accounting Firm will audit the financial statements included in the Fund's Annual Report to Shareholders.

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                             PORTFOLIO TRANSACTIONS
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The Investment Manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the Investment Manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and the Investment Manager's other clients. For most transactions in equity securities, the amount of commission paid is negotiated between the Investment Manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the Investment Manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The Investment Manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the Investment Manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The Investment Manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the Investment Manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the Investment Manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the Investment Manager may use soft dollars to acquire both proprietary and third party research.

The research services that brokers may provide to the Investment Manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the Investment Manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the Investment Manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the Investment Manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the Investment Manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. It is not anticipated that the receipt of these products and services reduce the Investment Manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the Investment Manager and its affiliates may use this research and data in their investment advisory capacities with other clients. The Fund may obtain other services from brokers in connection with the Fund's investment transactions with such brokers. Such services will be limited to services that would otherwise be a Fund expense.

If purchases or sales of securities of the Fund and one or more other clients managed by the Investment Manager are considered at or about the same time, transactions in these securities will be allocated among the several clients in a manner deemed equitable to all by the Investment Manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

Because the Fund may, from time to time, invest in broker-dealers, it is possible that the Fund will own more than 5% of the voting securities of one or more broker-dealers through whom the Fund place portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Fund. To the extent the Fund places brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Fund, the Fund will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Fund to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

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                              TAXATION OF THE FUND
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QUALIFICATION AS A REGULATED INVESTMENT COMPANY

The Fund will elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) in the manner required under the Code. The Fund intends to distribute annually all of its investment company taxable income and net capital gain and therefore does not expect to pay federal income tax, although in certain circumstances, the Fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, or net income derived from interests in certain qualified publicly traded partnerships, and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer or two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to the shareholders as ordinary income to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance.

EXCISE TAX

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (a) 98% of ordinary income (generally net investment income) for the calendar year, (b) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (a) amounts actually distributed by the Fund from its current year's ordinary income and capital gain net income and (b) any amount on which the Fund pays income tax for the taxable year ending in the calendar year. Although the Fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the Fund may determine that it is in the interest of shareholders to distribute a lesser amount.

CERTAIN TAX RULES APPLICABLE TO THE FUND'S TRANSACTIONS

Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts (other than certain foreign currency contracts) generally will be considered 60% long-term and 40% short-term capital gain or loss.

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain.

SALE OR REDEMPTION OF SHARES

In general, you will recognize a gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

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                ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
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The Fund is an open-end management investment company, commonly called a mutual fund. The Fund was organized as a Maryland corporation on May 5, 2005, and is registered with the SEC.

The Fund has noncumulative voting rights. For Board member elections, this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

The Fund does not intend to hold annual shareholder meetings and is not required to. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting also may be called by the Board and certain officers in their discretion.

It is anticipated that Wintergreen Advisers will be the initial shareholder of the Fund. Such shares will be acquired for investment and can only be disposed of by redemption. It is expected that the Fund will bear some or all of its offering and/or organizational expenses. To the extent the organizational expenses of the Fund are paid by the Fund, they will be expensed and immediately charged to net asset value. Prior to the offering of the Fund's shares,
Wintergreen Advisers will be the Fund's sole shareholder and deemed a controlling person of the Fund.

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                            BUYING AND SELLING SHARES
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For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund may, in its sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INVESTMENT BY ASSET ALLOCATORS

The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund's Investment Manager, such trading may interfere with the efficient management of the Fund's portfolio, may materially increase the Fund's transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

OTHER PAYMENTS

From time to time, Wintergreen Advisers, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Wintergreen Advisers to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Wintergreen Advisers makes payments for events it deems appropriate, subject to Wintergreen Advisers guidelines and applicable law.

You can ask your dealer for information about any payments it receives from Wintergreen Advisers and any services provided.

SYSTEMATIC WITHDRAWAL PLAN

Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Shares sold under the plan may be subject to a redemption fee.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND

In the case of redemption requests, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES

We will credit your shares to your Fund account. We do not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

GENERAL INFORMATION

The proceeds from distributions will be reinvested in additional shares at net asset value.

Interest or income earned on redemption checks sent to you during the time the checks remain uncashed will be retained by the Fund. The Fund will not be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain   shareholder   servicing  agents  may  be  authorized  to  accept  your
transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Wintergreen Advisers or entered into a selling agreement and/or servicing agreement with Wintergreen Advisers or Citigroup, in its capacity as the Fund's transfer agent. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange
(NYSE) or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Wintergreen Advisers and/or Citigroup, in its capacity as the Fund's transfer agent, may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Wintergreen Advisers, and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for the Valued Investor Program which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (888) GOTOGREEN for additional information on this program.

Foresides Fund Services, LLC, may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. FFS receives no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES

The board has adopted a separate plan pursuant to Rule 12b-1 for the Fund. The plan is designed to benefit the Fund and their shareholders and is expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to their shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the Investment Manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under the plan, the Fund pays FFS or others for the expenses of activities that are primarily intended to sell shares. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, FFS or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses."

Under the plan, the Fund may pay up to 0.25% per year of the Fund's average daily net assets in 12b-1 fees to FFS.

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                                PRICING OF SHARES
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When you buy shares, you pay the net asset value (NAV) per Share. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria.

When you sell shares, you receive the NAV minus any applicable redemption fees.

The value of a mutual fund is determined by deducting the Fund's liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total NAV of the Fund by the applicable number of shares outstanding.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 4:00 PM Eastern time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund may utilize independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange or on the NASDAQ National Market System, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, at the mean of the last bid and ask prices. The Fund values over-the-counter portfolio securities at the mean of the last quoted bid and ask prices. If a security is traded or dealt in on more than one exchange, or on one or more exchanges and in the over-the-counter market, quotations from the market in which the security is primarily traded shall be used.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund may rely on third party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs the third party pricing vendors will provide revised values to the Fund.